PREPAID GOLD INTEREST	12 Months Ended
Dec. 31, 2021
PREPAID GOLD INTEREST
PREPAID GOLD INTEREST

6.    PREPAID GOLD INTEREST

In September 2021, Maverix entered into an agreement with Auramet Capital Partners, L.P., a subsidiary of Auramet International LLC (“Auramet”), to acquire a prepaid gold interest and enter into a long-term strategic partnership. The Company made a cash payment of $50.0 million to acquire a gold interest that will deliver 1,250 ounces of gold plus an amount of gold that is equivalent to all dividends distributed by Auramet on 2% of its shares to Maverix per quarter (the “Prepaid Gold Interest”). Maverix will make ongoing cash payments equal to 16% of the spot gold price for each gold ounce delivered. On and after ten years and 50,000 ounces of gold have been delivered to Maverix, Auramet shall have the option to terminate the stream for a cash payment of $5.0 million less certain cash flows related to the gold deliveries.

During the year ended December 31, 2021, the Company recognized a gain of $1.3 million as a result of changes in fair value of the Prepaid Gold Interest ($nil for the comparable period in 2020).

The following table summarizes the Prepaid Gold Interest balance as at December 31, 2021 and changes from the acquisition date:

Prepaid Gold Interest
Opening Balance, September 2021	$50,103
Gold deliveries	(3,711)
Change in fair value	1,310
Balance at December 31, 2021	47,702
Less: Current portion	(7,618)
Non-current portion	$40,084

The non-cash partial settlement of the Prepaid Gold Interest included in cost of sales for the year ended December 31, 2021 is $3.7 million ($nil for the comparable period in 2020).